UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2007

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota (Address of principal executive offices)	55420 (Zip Code)

Registrant’s telephone number, including area code:                                                                                                                                (952) 888-8801

                        Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  —  Corporate Governance and Management

 Item 5.02                                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On September 18, 2007, The Toro Company Board of Directors increased the size of the Board from 10 directors to 11 directors and elected Mr. Inge G. Thulin to fill the vacancy created by such increase.  Mr. Thulin joins the Class III directors having a term ending at Toro’s Annual Meeting of Stockholders to be held in March 2008.  In connection with the election of Mr. Thulin to the Board, Toro entered into an Indemnification Agreement with Mr. Thulin, a form of which is attached to Toro’s Annual Report on Form 10-K for the fiscal year ended October 31, 2006, as Exhibit 10(u).

Mr. Thulin, age 53, is the Executive Vice President, International Operations, of 3M, Saint Paul, Minnesota (diversified technology), a position he has held since 2003.  Prior to such time, Mr. Thulin served as Area Vice President, Asia Pacific for 3M from 2003 to 2004 and as Area Vice President, Europe, Central/East Europe & Middle East from 3M from 2002 to 2003.

Mr. Thulin has been appointed to the Audit Committee of the Board, the Executive Committee of the Board, and the newly established Finance Committee of the Board.

Mr. Thulin will receive compensation and participate in plans as a non-employee member of the Board as described in our Proxy Statement for Toro’s Annual Meeting of Stockholders held on March 13, 2007, under the heading “Board Compensation,” with the following changes that are applicable to all members of the Board and take effect with the September 18, 2007 meeting:  (i) the annual cash retainer is increased from $30,000 to $40,000, (ii) per Board meeting fees are increased from $1,000 to $1,500, (iii) per committee meeting fees are increased from $1,000 to $1,250, (iv) the Nominating and Governance Committee Chair annual retainer is increased from $0 to $2,500, (v) the Finance Committee Chair annual retainer is established at $2,500, and (vi) the Lead Director retainer is changed from $1,000 per meeting to an annual retainer of $7,500.  Additionally, committee members are now entitled to a committee meeting fee for each committee meeting they attend in a single day.  Previously no more than one committee meeting fee was paid for committee meetings held in a single day.

Item 5.04                                    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The Toro Company has elected to change administrative service providers for The Toro Company Investment, Savings, and Employee Stock Ownership Plan and The Toro Company Profit Sharing Plan for Plymouth Union Employees from JP Morgan Retirement Plan Services to Fidelity Investments; and Hahn Equipment Co., a wholly owned subsidiary of Toro, has elected to change administrative service providers for The Hahn Equipment Co. Savings Plan for Union Employees from JP Morgan Retirement Plan Services to Fidelity Investments.  As a result of these changes, there will be a customary blackout period in which participants under these plans temporarily will be unable to engage in account transactions, including transactions involving Toro common stock, par value $1.00 per share, and related preferred share purchase rights, or associated derivative securities, held in their individual accounts.  During the blackout period, participants under these plans will not be able to change investments of their contributions, reallocate investments of existing balances in their individual accounts or obtain distributions.  The blackout period is expected to begin on October 19, 2007 at 4:00 p.m. Eastern Time, and end the week of November 4, 2007.  Toro received notice of the blackout period from the administrator under each of the plans pursuant to Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on September 18, 2007.

Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104(b)(2)(i)(B) of the Securities and Exchange Commission’s Regulation BTR, on September 18, 2007, Toro provided written notice of the blackout period to its directors and executive officers notifying them that during the blackout period they may not, directly or indirectly, purchase, sell or otherwise acquire or transfer any shares of Toro common stock and related preferred share purchase rights, or associated derivative securities, if those securities were acquired in connection with their service or employment as a director or executive officer of Toro.  A copy of the notice provided to Toro’s directors and executive officers is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

During the blackout period and for a period of two years after the blackout period has ended, interested parties may obtain, without charge, information regarding the blackout period, including the actual ending date of the blackout period, by contacting Timothy P. Dordell, Vice President, Secretary and General Counsel, The Toro Company, 8111 Lyndale Avenue South, Bloomington, Minnesota 55420, (952) 887-8178.

Section 7  —  Regulation FD

Item 7.01                                    Regulation FD Disclosure

Effective as of September 18, 2007, in connection with the establishment of a Finance Committee of the Board and the appointment of Mr. Thulin to the Audit Committee of the Board, the Executive Committee of the Board, and the Finance Committee of the Board, the Board has re-appointed its Board committees as follows:

Audit Committee:  Janet Cooper (Chair), Ronald Baukol, Robert Buhrmaster, Winslow Buxton, Gary Ellis, Robert Nassau and Inge Thulin.

Compensation and Human Resources Committee:  Christopher Twomey (Chair), Winslow Buxton, Katherine Harless, Robert Nassau and Gregg Steinhafel.

Nominating and Governance Committee:  Winslow Buxton (Chair), Ronald Baukol, Robert Buhrmaster, Katherine Harless, Robert Nassau, Gregg Steinhafel and Christopher Twomey.

Finance Committee:  Gary Ellis (Chair), Robert Buhrmaster, Janet Cooper, Michael Hoffman, and Inge Thulin.

Executive Committee:  Michael Hoffman (Chair), Ronald Baukol, Robert Buhrmaster, Gary Ellis, Gregg Steinhafel, Inge Thulin, and Christopher Twomey.

Also on September 18, 2007, the Board declared a regular quarterly cash dividend of 12 cents per share payable October 17, 2007 to stockholders of record as of October 3, 2007.

Attached to this Current Report on Form 8-K as Exhibit 99.2 is a copy of our press release in connection with the announcement of Mr. Thulin’s election to the Board and the declaration of the quarterly cash dividend, which is incorporated herein by reference.  The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9  —  Financial Statements and Exhibits

Item 9.01                                    Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers of The Toro Company Regarding Blackout Period Under Employee Benefit Plans and Trading Restrictions dated September 18, 2007.
99.2	Press release dated September 18, 2007 related to the election of Mr. Inge G. Thulin to the Board of Directors and the declaration of the quarterly cash dividend (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: September 18, 2007	By /s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary
and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Notice to Directors and Executive Officers of The Toro Company Regarding Blackout Period Under Employee Benefit Plans and Trading Restrictions dated September 18, 2007.
99.2	Press release dated September 18, 2007 related to the election of Mr. Inge G. Thulin to the Board of Directors and the declaration of the quarterly cash dividend (furnished herewith).